Other current assets	12 Months Ended
Dec. 31, 2021
Other current assets
Other current assets

7. Other current assets

	December 31,	December 31,
	2021	2020
Other financial assets	17,145	64,930
Trade and other receivables	164,785	68,373
Contract asset	159,636	—
Prepayments	1,115,374	498,382
Deferred costs	—	162,839
Total other current assets	1,456,940	794,524

The Group applies the IFRS 9 simplified approach to measuring expected credit losses (“ECL”), which uses a lifetime expected loss allowance for all contract assets, trade receivables and other receivables. As of December 31, 2021, the contract asset relates to the research agreement with Indivior whilst the trade and other receivable primarily relates to the grant from Eurostars/Innosuisse for CHF 131,848 and four non-governmental debtors whose combined outstanding balances are CHF 3,978 (four non-governmental debtors for CHF 20,577 as of December 31, 2020). The Group has considered that the contract asset and the trade and other receivables have a low risk of default based on historic loss rates and forward-looking information on macroeconomic factors affecting the ability of the third parties to settle invoices. As a result, excepted loss allowance has been deemed as nil as of December 31, 2021 and December 31, 2020. The increase in prepayments as of December 31, 2021 compared to December 31, 2020 primarily relates to advance payments relating to R&D service contracts on Dipraglurant PD-LID program. As of December 31, 2020, deferred costs primarily relate to paid legal and auditor fees associated with the preparation of the capital increase executed on January 8, 2021.